COVID- 19 Response and Impact Overview November 2, 2020 SUPPLEMENTAL INFORMATION

FORWARD LOOKING STATEMENTS This news presentation contains statements regarding our expectations, beliefs and views about our future financial performance and our business, trends and expectations regarding the markets in which we operate, and our future plans, including the credit exposure of certain loan products and other components of our business that could be impacted by the COVID-19 pandemic. Those statements constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may”. Forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control. Moreover, our business and our markets are subject to a number of risks and uncertainties which could cause our actual financial performance in the future, and the future performance of our markets (which can affect both our financial performance and the market prices of our shares), to differ, possibly materially, from our expectations as set forth in the forward-looking statements contained in this news release. In addition to the risk of incurring loan losses, which is an inherent risk of the banking business, these risks and uncertainties include, but are not limited to, the following: deteriorating economic conditions and macroeconomic factors such as unemployment rates and the volume of bankruptcies, as well as changes in monetary, fiscal or tax policy to address the impact of COVID-19, any of which could cause us to incur additional loan losses and adversely affect our results of operations in the future; the risk that the credit quality of our borrowers declines; potential declines in the value of the collateral for secured loans; the risk that steps we have taken to strengthen our overall credit administration are not effective; the risk that our interest margins and, therefore, our net interest income will be adversely affected by changes in prevailing interest rates; the risk that we will not succeed in further reducing our remaining nonperforming assets, in which event we would face the prospect of further loan charge-offs and write-downs of other real estate owned and would continue to incur expenses associated with the management and disposition of those assets; the risk that we will not be able to manage our interest rate risks effectively, in which event our operating results could be harmed; the prospect that government regulation of banking and other financial services organizations will increase, causing our costs of doing business to increase and restricting our ability to take advantage of business and growth opportunities; the risk that our efforts to develop a robust commercial banking platform may not succeed; and the risk that we may be unable to realize our expected level of increasing deposit inflows. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. Readers of this presentation are encouraged to review the additional information regarding these and other risks and uncertainties to which our business is subject that are contained in our Annual Report on Form 10-K for the year ended December 31, 2019 which is on file with the Securities and Exchange Commission (the “SEC”). Additional information is set forth in our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2020, which is on file with the SEC, and readers of this presentation are urged to review the additional information that is contained in that report. Due to these and other risks and uncertainties to which our business is subject, you are cautioned not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of its date, or to make predictions about our future financial performance based solely on our historical financial performance. We disclaim any obligation to update or revise any of the forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. 2

THIRD QUARTER 2020 SUMMARY _________________________________ . Net income of $5.1 million, or $0.21 per fully diluted share, up from net income of $1.9 million, or $0.08 per fully diluted share, in 2Q20 . Higher revenue and stable expenses drove improvement in efficiency ratio to 56.2% from 61.7% in 2Q20 . NIM expanded 17 bps to 3.34% due primarily to lower deposit costs . Increased non-PPP SBA production resulted in higher gain on loan sale income . Continued improvement in deposit mix . Lower line utilization resulted in decline in total loan balances . Decreased nonperforming assets and lower loan balances resulted in no provision expense in 3Q20, although ALLL/total loans increased 4 bps to 1.37% 3

STRONG EXECUTION ON STRATEGIC PRIORITIES _________________________________ • Non-maturity deposits increased to 83.8% of total deposits at 9/30/20 from 76.9% Improve Deposit Mix and at 9/30/19 Reduce Cost of Deposits • Spot rate cost of deposits declined to 0.33% at 9/30/20 from 1.06% at 9/30/19 • Expense management initiative implemented in 1H20 resulting in $3 million in Streamline Cost Structure and annualized cost savings Increase Operating Leverage • Efficiency ratio improved to 56.2% in 3Q20 from 68.9% in 3Q19 • New fee structure resulted in service fees increasing by 92% in 3Q20 compared to Increase Contributions of 3Q19 Non-Interest Income • Increased focus on SBA loan production driving higher gain on loan sale income Generate Higher Level • Net income increased 200% in 3Q20 compared to 3Q19 • ROAA improved to 1.16% in 3Q20 from 0.45% in 3Q19 of Profitability • ROAE improved to 13.24% in 3Q20 from 4.36% in 3Q19 4

CALIFORNIA COVID RE-OPENING REGULATIONS _________________________________ • California Department of Public Health has developed a complex set of metrics that determine risk level by county • Resultant color coding used for determined re-opening tiers • Re-opening tiers establish operating parameters for businesses, such as occupancy rates Detail of re-opening parameters by Industry Sector available here: https://www.cdph.ca.gov/Programs/CID/DCDC/CDPH%20Document%20Library/COVID-19/Dimmer-Framework-September_2020.pdf 5

CALIFORNIA REOPENING STATUS BY COUNTY As of 10-27-2020 _________________________________ • Southern California counties under more strict reopening guidelines compared to the rest of the state • Orange County and San Diego improving, approaching next reopening tier of “Moderate” • Other Southern California counties may have protracted reopening restrictions County Cases Positivity Equity Orange 5.1 3.2% 6.0% Los Angeles 8.0 3.7% 6.2% San Diego 6.5 3.5% 5.1% Riverside 10.1 5.6% 7.4% San Bernardino 11.9 6.6% 9.1% 6

“WELLNESS CHECKS” ON CLIENTS _________________________________ Mar Jun Sep Moderate Stable to but Stable to Positive, Moderate Moderate Acceptable, Positive, 57% Stable to 42% 43% but but Positive, Acceptable, Acceptable, 48% 36% 42% Heavy, 14% Heavy, Heavy, 7% 10% . Initial contacts with clients beginning in early February centered on supply chain impacts associated with China trade, extended client outreach regarding business impact of COVID-19 . RYG* qualitative assessment regarding degree of impact on core clients, including rolling cash flow forecasts . September review covered $745 million in total loan balances, or 74% of the total C&I and CRE loan portfolios (excluding PPP) *Red rating related to those businesses that were heavily impacted, Yellow for those businesses that impact was moderate but acceptable, and Green for those businesses who were stable to positive. 7

“WELLNESS CHECKS” ON CLIENTS RYG by Loan Grade – 9/30/2020 _________________________________ Pass Watch/Special Mention Classified 61% 28% 19% 56% 41% 9% 3% 30% 53% 8

“WELLNESS CHECKS” ON CLIENTS RYG by Loan Type – 9/30/2020 _________________________________ C&I Commercial Real Estate* 42% 45% 44% 48% 13% 8% LTV** of 59% * CRE-Owner occupied, CRE-Non-owner occupied, Multifamily and Construction ** Dollar weighted average based upon LTV at origination 9

COMMERCIAL LOAN PORTFOLIO* Exposure to High Risk Sectors _________________________________ Percent Classified Percent Amount Of Total Amount Classified NAICS Category (millions) Loans (millions) Loans (Dollars in millions) Health care and social assistance (62) $ 13.0 1.0% $ - - Entertainment/movie theaters (71/5121) 36.6 2.9% 20.0 23.7% Accommodation and food services (72) 27.2 2.1% - - Retail trade (44/45) 30.1 2.4% 0.3 0.4% Wholesale (42) 24.9 1.9% 0.7 0.8% Transportation/distribution (48) 20.0 1.6% 12.1 14.3% Total high risk sectors $151.8 11.9% $33.1 39.2% *Includes C&I and Commercial Real Estate, excluding PPP as of September 30, 2020 10

“WELLNESS CHECKS” ON CLIENTS RYG by COVID High Impact Industries – 9/30/2020 _________________________________ 100% 37% 10% 26% 57% 53% 17% Healthcare Entertainment/Movie Theatres Accommodation/Food Service 71% 55% 71% 29% 29% 45% Retail Wholesale Transportation/Distribution 11

CURRENT* LOAN PAYMENT DEFERRALS By Loan Category _________________________________ 1st Deferral 2nd Deferral Loan Category Amount Number Amount Number (Dollars in millions) Commercial & industrial $ 3.6 4 $ 2.4 13 Commercial real estate – owner occupied - - 16.0 1 Commercial real estate – non-owner occupied - - - - Multifamily 8.7 1 - - Consumer .1 3 - - Residential - - 1.0 2 Totals $12.4 8 $19.4 16 * Loans under deferred payment status as of September 30, 2020 12

LOAN PORTFOLIO 9-30-20 Asset Quality Ratings by Category _________________________________ Special Sub Loan Category Pass Mention Standard Doubtful Total (Dollars in millions) Commercial & industrial $ 536.3 $21.8 $55.1 $1.5 $ 614.7 Commercial real estate – owner occupied 161.1 6.9 27.5 - 195.5 Commercial real estate – non-owner occupied 199.9 - - - 199.9 Multifamily 161.6 0.4 - - 162.0 Construction and land development 9.3 - - - 9.3 Consumer 83.5 - 0.3 - 83.8 Residential 13.8 - - - 13.8 Totals $1,165.5 $29.1 $82.9 $1.5 $1,279.0 13

LOAN PORTFOLIO 9-30-20 Reserve Coverage by Category _________________________________ Reserve to Reserve to Loan Category Balance Classified Reserve Balance Classified (Dollars in millions) Commercial & industrial (excluding PPP) $333.7 $56.6 $10.9 3.27% 19.22% Commercial real estate – owner occupied 195.5 27.5 2.5 1.28% 9.09% Commercial real estate – non-owner occupied 199.9 1.3 0.65% - Multifamily 162.0 .6 0.37% - Construction and land development 9.3 .1 1.08% - Consumer 83.8 0.3 1.7 2.03% 17.65% Residential 13.8 .4 2.90% - Totals (excluding PPP) 998.0 84.4 17.5 1.75% 20.71% PPP (100% SBA guarantee) 281.0 - - - - Total gross loans $1,279.0 $84.4 $17.5 1.37% 20.71% 14

PAYCHECK PROTECTION PROGRAM (PPP) _________________________________ Launched Online •Began accepting applications 1st day, April 3rd Application Portal •Received over 300 initial applications day-1 Program •Processed and funded a total of 700 applications •Round 1: Funded 430 loans totaling $243 million Successes •Round 2: Funded 270 loans totaling $49 million •Funded average loan size of $417 thousand •Workforce in excess of 36,000 for funded/approved applicants Key PPP Metrics •Processing fees expected to exceed $7.5 million •Q3 fee income recognized - $2.8mm QTD and $4.9mm YTD 100% of Funding •Additional $176mm available from FHLB •$135mm available from Federal Reserve excluding PPP Need in Place •PPP loans pledged as collateral with Federal Reserve through PPPLF 15

PAYCHECK PROTECTION PROGRAM (PPP) Forgiveness Process _________________________________ Cumulative PPP Loan Forgiveness Status – 10-28-2020 90 $60 80 $50 70 60 $40 50 $30 40 Number 30 Total forgiven $20 to date 20 $89 thousand millions) (in Amount $10 10 0 $- Aug Sep Oct # Submitted # Forgiven $ Submitted $ Forgiven 16

LOAN* PRODUCTION AND PORTFOLIO TRENDS _________________________________ $60 70% 68% $40 Millions 66% $20 64% 62% $0 60% -$20 58% -$40 56% 54% -$60 52% -$80 50% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 CY New Loan Origination** Pre-Existing Loan Draw/(Pay Down) Pay Offs C&I Utilization Rate * Excludes SBA Paycheck Protection Program loans ** Reflects current year cumulative net change in month inclusive of working capital line activity 17

NEW C&I LOAN* PRODUCTION and LINE UTILIZATION _________________________________ $16 $14 Millions Average of 33% $12 utilization for current year loan $10 originations $8 $6 $4 $2 $0 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Commitment Current Outstanding *C&I loans originated in the current year, excludes SBA Paycheck Protection Program loans 18

SPOT RATE* TRENDS _________________________________ 6.00% 5.21% 5.19% 4.83% 4.88% 5.00% 4.81% 4.77% 4.77% 4.77% 4.78% 4.39% 4.38% 4.46% 4.00% 4.22% 4.31% 4.36% 4.20% 4.07% 4.13% 3.00% Widening spreads - better now than before 150bp of rate reductions 2.00% 0.99% 1.00% 1.00% 0.76% 0.60% 0.49% 0.46% 0.41% 0.39% 0.33% 0.00% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Note Rate** Deposit Cost Spread *Weighted average rate on the last day of each month **Excludes SBA PPP loans 19

CD REPRICING NEXT 12 MONTHS _________________________________ $30 1.60% Millions $25 1.40% $20 1.20% $15 1.00% $10 0.80% $5 0.60% $0 0.40% O-20 N-20 D-20 J-21 F-21 M-21 A-21 M-21 J-21 J-21 A-21 S-21 Maturing Balance WAIR* *Projected weighted average rate assuming all maturing CDs roll at current offering rate of 35 basis points 20

STRONG CAPITAL POSITION AT BANK _________________________________ PM BANK WELL-CAPITALIZED REQUIREMENT . Stock buy-backs on hold 18.0% 15.9% 14.7% 14.7% . No dividends and none 15.0% being considered 12.0% 10.0% 8.0% . Not adopting Community 9.0% 6.5% Bank Leverage Ratio 6.0% Framework 3.0% 0.0% COMMON EQUITY TIER TIER 1 CAPITAL RATIO TOTAL CAPITAL RATIO 1 CAPITAL RATIO As of September 30, 2020 21

STRONG LIQUIDITY POSITION AT BANK _________________________________ . $763 million of total available liquidity . $300 million of primary liquidity and FRB Capacity, $144 liquidity ratio of 18% . Increased borrowing capacity for funding PPP loans FHLB Cash, $343 Capacity, . Arranged for PPP loans to be $256 pledged at Federal Reserve . Participant in PPPLF-$275mm Unpledged Securities, of additional availability $20 As of September 30, 2020 In millions 22

Investor Relations: Curt Christianssen (714) 438- 2531 Curt.christianssen@pmbank.com 23